UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2018

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2018 Annual Meeting was held on June 6, 2018. The following is a summary of the matters voted upon at the 2018 Annual Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees received at least 95.5% of the votes cast and was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed:

Name	For	Against	Abstain	Broker Non-Votes
Rodney F. Chase	241,720,008	1,426,419	227,020	21,342,947
Terrence J. Checki	240,254,329	2,923,314	195,804	21,342,947
Leonard S. Coleman Jr.	240,873,857	2,297,036	202,554	21,342,947
John B. Hess	242,296,371	926,219	150,857	21,342,947
Edith E. Holiday	232,616,377	10,617,838	139,232	21,342,947
Risa Lavizzo-Mourey	239,536,846	3,703,121	133,480	21,342,947
Marc S. Lipschultz	241,637,109	1,528,834	207,504	21,342,947
David McManus	234,944,141	8,203,379	225,927	21,342,947
Kevin O. Meyers	240,356,954	2,836,069	180,424	21,342,947
James H. Quigley	241,167,044	2,027,076	179,327	21,342,947
Fredric G. Reynolds	241,688,820	1,484,149	200,478	21,342,947
William G. Schrader	241,171,299	2,016,781	185,367	21,342,947

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the 2018 Proxy Statement, received the vote of 95.3% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	231,855,657
Against	10,831,043
Abstain	686,747
Broker Non-Votes	21,324,947

Proposal 3 – Ratification of Independent Auditors. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 received the vote of 98.2% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	259,965,467
Against	4,558,352
Abstain	192,575

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2018

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President, General Counsel and
Corporate Secretary